                                                                    EXHIBIT 10.1

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                          SECURITIES PURCHASE AGREEMENT

                  SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of February 27, 2004, by and among DUSA Pharmaceuticals, Inc., a New Jersey corporation, with headquarters located at 25 Upton Drive, Wilmington, Massachusetts 01887 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto as Exhibit A (individually, a "BUYER" and collectively, the "BUYERS").

                  WHEREAS:

                  A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

                  B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, no par value, of the Company (the "COMMON STOCK"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 2,250,000 shares of Common Stock and shall collectively be referred to herein as the "COMMON SHARES") and (ii) a right to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "ADDITIONAL INVESTMENT RIGHTS"), in substantially the form attached hereto as Exhibit B (as exercised, collectively, the "ADDITIONAL INVESTMENT RIGHT SHARES").

                  C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Common Shares and the Additional Investment Right Shares under the 1933 Act and the rules and regulations promulgated thereunder and applicable state securities laws.

                  D. The Common Shares, the Additional Investment Rights and the Additional Investment Right Shares collectively are referred to herein as the "SECURITIES".

                  NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

                  1. PURCHASE AND SALE OF COMMON SHARES AND ADDITIONAL INVESTMENT RIGHTS.

                           a. Purchase of Common Shares and Additional
Investment Rights.

                           Subject to the satisfaction (or waiver) of the
conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined in Section 1(c) below), the number of Common Shares as is set forth opposite such Buyer's name

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in column (3) on the Schedule of Buyers, along with the Additional Investment Rights to acquire up to that number of Additional Investment Right Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "CLOSING"). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                           b. Purchase Price. The purchase price for the Common
Shares and related Additional Investment Rights to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer's name in column
(5) of the Schedule of Buyers (the "PURCHASE PRICE"), which shall be equal to the amount of $11.00 per Common Share.

                           c. Closing Date. The date and time of the Closing
(the "CLOSING DATE") shall be 10:00 a.m., New York City Time, on March 1, 2004 (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below.

                           d. Form of Payment. On the Closing Date, (i) each
Buyer shall pay its Purchase Price to the Company for the Common Shares and the Additional Investment Rights to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer (A) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 2(g) hereof), evidencing the number of Common Shares such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered on the transfer books of the Company in the name of such Buyer and (B) an Additional Investment Right pursuant to which such Buyer shall have the right to acquire such number of Additional Investment Right Shares as is set forth opposite such Buyer's name in column (4) of the Schedule of Buyers, in all cases duly executed on behalf of the Company and registered in the name of such Buyer.

                  2. BUYER'S REPRESENTATIONS AND WARRANTIES.

                           Each Buyer represents and warrants with respect to
only itself that:

                           a. No Public Sale or Distribution. Such Buyer is (i)
acquiring the Common Shares and the Additional Investment Rights and (ii) upon exercise of the Additional Investment Rights will acquire the Additional Investment Right Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such Buyer does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           b. Accredited Investor Status. Such Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D. Specifically such Buyer is either (i) a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000 or (ii) if an individual, a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000 or a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 2002 and 2003 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 2004.

                           c. Reliance on Exemptions. Such Buyer understands
that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                           d. Information. Such Buyer and its advisors, if any,
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer including: (i) the SEC Documents (as defined in Section 3(j) below); and (ii) the Company's proxy statement dated April 28, 2003 (the "Proxy Statement"). Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk including, without limitation, the risks set forth in the SEC Documents under the captions "Factors Affecting Future Operating Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations", and is able to afford a complete loss of such investment. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                           e. No Governmental Review. Such Buyer understands
that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                           f. Transfer or Resale. Such Buyer understands that
except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration;
(ii) any sale of the Securities made in reliance

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

on Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(r)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f).

                           g. Legends. Such Buyer understands that (i) the
Additional Investment Rights and (ii) the certificates or other instruments representing the Common Shares and the Additional Investment Right Shares, until such time as the resale of the Common Shares and the Additional Investment Right Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or such legend is not otherwise required pursuant to applicable law, shall bear any legend as required by the "Blue Sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           h. Validity; Enforcement. This Agreement and the
Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. Such Buyer, if an individual, has reached the age of majority in the jurisdiction in which he resides, is legally competent to execute this Securities Purchase Agreement, and does not intend to change residence to another jurisdiction.

                           i. No Conflicts. The execution, delivery and
performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

                           j. Residency. Such Buyer is a resident of that
jurisdiction specified below its address on the Schedule of Buyers.

                           k. Commission Fees. Such Buyer has not entered into
any agreement to pay commissions to any Person with respect to the purchase or sale of the Securities, except commissions for which such Buyer will be responsible.

                           l. Reliance. Such Buyer has, in connection with its
decision to purchase the Securities, relied solely upon the SEC Documents, the Proxy Statement and the Transaction Documents. Such Buyer has not relied upon any representations or other information (whether oral or written) from the Company, the Placement Agent (as defined in Section 3(a) below) or any of their respective agents other than as set forth in the SEC Documents, the Proxy Statement and the Transaction Documents.

                           m. Placement Agent Participation. Each Buyer
acknowledges that the Placement Agent and its affiliates are purchasing 275,000 of the Common Shares and the related Additional Investment Rights pursuant to this Agreement.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                           The Company represents and warrants to each of the
Buyers that:

                           a. Organization and Qualification. As of the date
hereof and the Closing Date, each of the Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any "Significant Subsidiary" as defined in Regulation S-X) are corporations duly organized and

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted; provided, however, that the Company is not in good standing in New Jersey on the date hereof but shall be in good standing as of the Closing. As of the date hereof and the Closing Date, each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined in Section 3(b) below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company has no Subsidiaries except as set forth on Schedule 3(a).

                           b. Authorization; Enforcement; Validity. The Company
has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Additional Investment Rights and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares and the Additional Investment Rights and the reservation for issuance and the issuance of the Additional Investment Right Shares issuable upon exercise thereof, have been duly authorized by the Company's board of directors and no further consent or authorization is required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and, assuming due and effective authorization, execution and delivery by the Buyers, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                           c. Issuance of Securities. The Common Shares and the
Additional Investment Rights are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the Common Shares are fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of the Common Stock. As of the Closing Date, the Company shall have duly authorized and reserved for issuance a number of shares of Common Stock which equals the number of Additional Investment Right Shares. The Company shall, so long as any of the Additional Investment Rights are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Additional Investment Rights, 100% of the number of shares of Common

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Stock issuable upon exercise of the Additional Investment Rights. Upon exercise in accordance with the Additional Investment Rights, the Additional Investment Right Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Based in part on the representations of each Buyer in Section 2 hereof, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                           d. No Conflicts. The execution, delivery and
performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and Additional Investment Rights and reservation for issuance and issuance of the Additional Investment Right Shares) will not: (i) result in a violation of the Certificate of Incorporation or Bylaws (as each is defined in Section 3(q) below) of the Company or any of its Subsidiaries, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market (the "PRINCIPAL MARKET")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

                           e. Consents. Based in part on the representations of
each Buyer in Section 2 hereof, no consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, other than: (i) the filing of a Form D pursuant to Regulation D, (ii) the filing, if required, of any notice with any state whose laws require such filing, (iii) the qualification of the Common Stock, if required, under other applicable state laws, and (iv) the listing of the Common Shares and the Additional Investment Right Shares on the Principal Market. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date. The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                           f. Acknowledgment Regarding Buyer's Purchase of
Securities. The Company acknowledges and agrees that each Buyer, other than any affiliate of the Placement Agent, is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is: (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144), or
(iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 ACT")). The Company further acknowledges that no Buyer is acting as a

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                           g. No General Solicitation; Placement Agent. Neither
the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company acknowledges that it has engaged Sunrise Securities Corp. as placement agent (the "PLACEMENT AGENT") in connection with the sale of the Securities. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

                           h. No Integrated Offering. None of the Company, its
Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                           i. Application of Takeover Protections. The Company
and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities.

                           j. SEC Documents; Financial Statements. Since January
1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system except for redactions pursuant to confidential treatment applications. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). After giving effect to the 8-K Filing (as defined in Section 4(i) below), no other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in
Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                           k. Absence of Certain Changes. Since January 1, 2003,
except as disclosed in Schedule 3(l), there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since January 1, 2003, the Company has not: (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $250,000 outside of the ordinary course of business, or
(iii) had capital expenditures, individually or in the aggregate, in excess of $1,000,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), "INSOLVENT" means: (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 3(r) below), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature, or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                           l. No Undisclosed Events, Liabilities, Developments
or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           m. Conduct of Business; Regulatory Permits. Neither
the Company nor its Subsidiaries is in violation of any term of or in default under the Certificate of Incorporation or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2003: (i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                           n. Foreign Corrupt Practices. Neither the Company,
nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the
Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                           o. Sarbanes-Oxley Act. The Company is in compliance
with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

                           p. Transactions With Affiliates. Except as set forth
in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                           q. Equity Capitalization. As of the date hereof, the
authorized capital stock of the Company consists of: (i) 100,000,000 shares of capital stock, 40,000,000 of which are of Common Stock, of which as of the date hereof, 14,001,372 shares are issued and outstanding, prior to any option grant on February 26, 2004, 2,709,825 shares are subject to issuance pursuant to the Company's employee incentive plan and other warrants outstanding exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 60,000,000 shares of capital stock, with terms and provisions to be determined, of which as of the date hereof, none are issued and outstanding. All of such outstanding shares of Common Stock have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3(q): (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(r)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (D) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (E) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement);
(F) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (G) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (H) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (I) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any Subsidiary's respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished or made available to the Buyer true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           r. Indebtedness and Other Contracts. Except as
disclosed in Schedule 3(r), neither the Company nor any of its Subsidiaries: (i) has any outstanding Indebtedness (as defined below), or (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(r) provides a detailed description of the material terms of any such outstanding Indebtedness, none of which is secured. The SEC Documents set forth each of the Company's "material contracts," as such term is used in Item 601 of Regulation S-K promulgated by the SEC. For purposes of this Agreement: (A) "INDEBTEDNESS" of any Person means, without duplication (1) all indebtedness for borrowed money, (2) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (3) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (4) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (5) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (6) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (7) all indebtedness referred to in clauses (1) through (6) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (8) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (1) through (7) above; (B) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (C) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           s. Absence of Litigation. Except as set forth on
Schedule 3(s), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of its Subsidiaries or any of the Company's or the Company's Subsidiary's officers or directors in their capacities as such.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           t. Insurance. The Company and each of its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                           u. Employee Relations.

                           (i)      Neither the Company nor any of its
Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                           (ii)     The Company and its Subsidiaries, to its
knowledge, are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                           v. Title. The Company and its Subsidiaries do not own
any real property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                           w. Intellectual Property Rights. The Company and its
Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth in the SEC Documents, none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. Except as set forth in the SEC Documents and on Schedule 3(w), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Except as set forth on
Schedule 3(s), the Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                           x. Environmental Laws. To the knowledge of the
Company, the Company and its Subsidiaries: (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                           y. Subsidiary Rights. The Company has the
unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries.

                           z. Tax Status. The Company and each of its
Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                           aa.      Internal Accounting and Disclosure Controls.
The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

                           bb.      Disclosure. The Company confirms that
neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information other than with respect to this Agreement. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Exchange Act of 1934, as amended, are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

                  4. COVENANTS.

                           a. Best Efforts. Each party shall use its best
efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

                           b. Form D and Blue Sky. The Company agrees to file a
Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

                           c. Reporting Status. Until the date on which the
Investors (as defined in the Registration Rights Agreement) shall have sold all the Common Shares and Additional Investment Right Shares and none of the Additional Investment Rights is outstanding (the "REPORTING PERIOD"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                           d. Use of Proceeds. The Company will use the proceeds
from the sale of the Securities to expand its sales force, for possible product acquisitions and for general working capital purposes, including research and development opportunities, and not for the redemption or repurchase of any of its equity securities.

                           e. Financial Information. The Company agrees to send
the following to each Investor during the Reporting Period: (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system: (A) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, and (B) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders. As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                           f. Listing. The Company shall promptly secure the
listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for listing on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

                           g. Fees. At the Closing, the Company shall pay an
expense allowance of $25,000 to Smithfield Fiduciary LLC (a Buyer) or its designee(s), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of the Placement Agent's fees. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

relating to any such payment. Except as otherwise set forth in this Agreement or in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                           h. Pledge of the Securities. The Company acknowledges
and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) of this Agreement in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of any Securities may reasonably request in connection with a pledge of any Securities to such pledgee by an Investor.

                           i. Disclosure of Transactions and Other Material
Information. The Company shall, on or before 8:30 a.m., New York City Time, on the date hereof, issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York City Time, on the second Business Day following the date of execution of this Agreement by all parties, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Additional Investment Right and the Registration Rights Agreement) as exhibits to such filing (such filing including all attachments, the "8-K FILING"). The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the press release referred to in the first sentence of this Section without the express written consent of such Buyer. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions: (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) Legal Counsel (as defined in the Registration Rights Agreement) shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

                           j. Additional Registration Statements. Until the date
that the Registration Statement (as defined in the Registration Rights Agreement) is first declared effective by the SEC (the "EFFECTIVE DATE"), the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities other than in connection with an Approved Stock Plan.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           k. Reservation of Shares. The Company shall take all
action necessary to at all times have authorized, and reserved for the purpose of issuance, from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Additional Investment Rights being issued at the Closing in conformity with Section 3(c).

                           l. Additional Issuances of Securities.

                           (i)      For purposes of this Section 4(l), the
following definitions shall apply.

                                    (1) "APPROVED STOCK PLAN" means any employee
benefit plan or other stock option agreement which has been approved by the board of directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant for services provided to the Company or any of its Subsidiaries, or pursuant to the exercise of any securities of the Company issued thereunder.

                                    (2) "COMMON STOCK EQUIVALENTS" means,
collectively, Options and Convertible Securities.

                                    (3) "CONVERTIBLE SECURITIES" means any stock
or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                                    (4) "OPTIONS" means any rights, warrants or
options to subscribe for or purchase Common Stock or Convertible Securities.

                                    (5) "TRADING DAY" means any day on which the
         Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City Time).

                           (ii)     From the date hereof until the date that is
30 Trading Days following the Effective Date, other than in connection with an Approved Stock Plan, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  5. TRANSFER RESTRICTIONS; TRANSFER AGENT INSTRUCTIONS.

                           a. Transfer Restrictions. The legend set forth in
Section 2(g) shall be removed and the Company shall issue a certificate without such legend or any other similar legend to the holder of the applicable Securities upon which it is stamped, if: (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of such Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144. The Company shall cause Company Counsel (as defined below) to issue the legal opinion included as Exhibit A to the Registration Rights Agreement to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Business Days following the delivery by a Buyer to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Buyer a certificate representing such Securities that is free from all restrictive legends. Following the Effective Date and upon the delivery to any Buyer of any certificate representing Securities that is free from all restrictive and other legends, such Buyer agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein or pursuant to an available exemption from the registration requirements of the 1933 Act. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in Section 2(g). The Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

                           b. Transfer Agent Instructions. The Company shall
issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Additional Investment Right Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Additional Investment Rights in the form of Exhibit D attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.

                           c. Breach. The Company acknowledges that a breach by
it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a Buyer shall be entitled, in addition to all other available remedies, to seek an order and/or injunction restraining any breach and requiring immediate

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                           The obligation of the Company hereunder to issue and
sell the Common Shares and the related Additional Investment Rights to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i)      Such Buyer shall have executed each of the
Transaction Documents to which it is a party and delivered the same to the Company.

                           (ii)     Such Buyer shall have delivered to the
Company the Purchase Price for the Common Shares and the related Additional Investment Rights being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii)    The representations and warranties of such
Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                  7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                           The obligation of each Buyer hereunder to purchase
the Common Shares and the related Additional Investment Rights at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i)      The Company shall have executed and
delivered to such Buyer (i) each of the Transaction Documents and (ii) the Common Shares (in such amounts as such Buyer shall request) and the related Additional Investment Rights (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

                           (ii)     Such Buyer shall have received the opinion
of Reed Smith, LLP, the Company's outside counsel ("COMPANY COUNSEL"), dated as of the Closing Date, in substantially the form of Exhibit E attached hereto.

                           (iii)    The Company shall have delivered to such
Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           (iv)     The Company shall have delivered to such
Buyer a certificate evidencing the incorporation and good standing of the Company and each of its Subsidiaries in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                           (v)      The Common Stock: (i) shall be listed on the
Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either: (A) in writing by the SEC or the Principal Market, or
(B) by falling below the minimum listing maintenance requirements of the Principal Market.

                           (vi)     The Company shall have delivered to such
Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of New Jersey within 10 days of the Closing Date.

                           (vii)    The Company shall have delivered to such
Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

                           (viii)   The representations and warranties of the
Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

                           (ix)     The Company shall have delivered to such
Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within 5 days of the Closing Date.

                           (x)      The Company shall have obtained all
governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares and the Additional Investment Rights.

                           (xi)     The Company shall have delivered to such
Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                  8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

                  9. MISCELLANEOUS.

                           a. Governing Law; Jurisdiction; Jury Trial. All
questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           b. Counterparts. This Agreement may be executed in
two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                           c. Headings. The headings of this Agreement are for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           d. Severability. If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                           e. Entire Agreement; Amendments. This Agreement
supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Common Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Common Shares or holders of the Additional Investment Rights, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                           f. Notices. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If  to   the Company:

                           DUSA Pharmaceuticals, Inc.
                           25 Upton Drive
                           Wilmington, Massachusetts 01887
                           Telephone: (978) 657-7500
                           Facsimile: (978) 657-9193
                           Attention: President and CEO

                           with  a copy to:

                           Reed Smith LLP
                           Princeton Forrestal Village
                           136 Main Street
                           Princeton, New Jersey 08543
                           Telephone: (609) 514-8543
                           Facsimile: (609) 951-0824
                           Attention: Nanette W. Mantell, Esq.

                           If  to   the Transfer Agent:

                           American Stock Transfer and Trust
                           59 Maiden Lane

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           New York, NY 10038
                           Telephone:       (212) 936-5100
                           Facsimile:       (718) 236-4588
                           Attention:       Donna Ansbro

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt: (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                           g. Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company, nor any Buyer, shall assign this Agreement or any rights or obligations hereunder without the prior written consent of: (i) in the case of the Company, the holders of Common Shares representing at least a majority of the number of the Common Shares, and (ii) in the case of any Buyer, the Company; provided, however, that a Buyer may assign to an affiliate without any such consent.

                           h. No Third Party Beneficiaries. This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                           i. Survival. Unless this Agreement is terminated
under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                           j. Further Assurances. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           k. Indemnification. In consideration of each Buyer's
execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to any other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

"INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to:
(i) any misrepresentation or breach of any representation or warranty made by the Company in the Agreement or any other certificate, instrument or document contemplated hereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Agreement or any other certificate, instrument or document contemplated hereby, or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from: (A) the execution, delivery, performance or enforcement of the Agreement or any other certificate, instrument or document contemplated hereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or
(C) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this
Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

                           l. No Strict Construction. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m. Remedies. Each party to this Agreement shall have
all rights and remedies set forth herein. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                           n. Rescission and Withdrawal Right. Notwithstanding
anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

                           o. Payment Set Aside. To the extent that the Company
makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                           p. Independent Nature of Buyers' Obligations and
Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

DUSA PHARMACEUTICALS, INC.

By:  /s/ D. Geoffrey Shulman
     ---------------------------
     Name:  D. Geoffrey Shulman
     Title: President and CEO

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

SMITHFIELD FIDUCIARY LLC

By:  /s/ Adam J. Chill
     ----------------------------
Name:    Adam J. Chill
Title:   Authorized Signatory

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

MAINFIELD ENTERPRISES INC.

By:  /s/ Avi Vigder
     ----------------------------
     Name:  Avi Vigder
     Title: Authorized Signatory

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

CRANSHIRE CAPITAL L.P.

By:  /s/ Mitchell P. Kopin
     -------------------------
     Name:  Mitchell P. Kopin
     Title: President-Downsview Capital, Inc., The General Partner

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

VERTICAL VENTURES, LLC

By:  /s/ Richard K. Abbe
     --------------------------
     Name:  Richard K. Abbe
     Title: Partner

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

OMICRON MASTER TRUST

By:  /s/ Bruce Bernstein
     ------------------------------
     Name:  Bruce Bernstein
     Title: Managing Partner

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:  /s/ Jeffrey Smith
     -----------------------------------
     Name:  Jeffrey Smith
     Title: Authorized Signatory

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

SUNRISE EQUITY PARTNERS, LP
ITS GENERAL PARTNER LEVELCOUNTER LLC

By:  /s/ Marilyn S. Adler
     ---------------------------
     Name:  Marilyn S. Adler
     Title:  Manager

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

SUNRISE SECURITIES CORP.

By:  /s/ Nathan Low
     -----------------------------------
     Name:  N. Low
     Title: Partner

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

LANGLEY PARTNERS, L.P.

By:  /s/ Jeffrey Thorp
     ----------------------------------
     Name:  Jeffrey Thorp
     Title: Managing Member of Langley Capital, LLC, its General Partner

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

/s/ Paul Scharfer
-------------------------------------
     PAUL SCHARFER

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBITS

Exhibit A         Schedule of Buyers
Exhibit B         Form of Additional Investment Rights
Exhibit C         Form of Registration Rights Agreement
Exhibit D         Form of Irrevocable Transfer Agent Instructions
Exhibit E         Form of Company Counsel Opinion
Exhibit F         Form of Secretary's Certificate
Exhibit G         Form of Officer's Certificate

                                    SCHEDULES

Schedule 3(a)              Subsidiaries
Schedule 3(l)              Absence of Certain Changes
Schedule 3(q)              Capitalization
Schedule 3(r)(i)           Indebtedness and Other Contracts
Schedule 3(r)(ii)          Material Contracts
Schedule 3(s)              Litigation
Schedule 3(w)              Intellectual Property

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                               SCHEDULE OF BUYERS

      (1)                    (2)                   (3)             (4)            (5)                     (6)
                                                                NUMBER OF
                                                NUMBER OF       ADDITIONAL                      LEGAL REPRESENTATIVE'S
                     ADDRESS AND FACSIMILE       COMMON         INVESTMENT                       ADDRESS AND FACSIMILE
     BUYER                  NUMBER               SHARES        RIGHT SHARES   PURCHASE PRICE             NUMBER
-------------------------------------------------------------------------------------------------------------------------
SMITHFIELD      c/o Highbridge Capital           780,000         117,000        $8,580,000     Schulte Roth & Zabel LLP
FIDUCIARY LLC   Management, LLC                                                                919 Third Avenue
                9 West 57th Street, 27th                                                       New York, New York 10022
                Floor                                                                          Attn: Eleazer Klein, Esq.
                New York, New York  10019                                                      Facsimile: (212) 593-5955
                Attention: Ari J. Storch                                                       Telephone: (212) 756-2000
                           Adam J. Chill
                Facsimile: (212) 751-0755
                Telephone: (212) 287-4720
                Residence: Cayman Islands

MAINFIELD       c/o Sage Capital Growth, Inc.    650,000          97,500        $7,150,000
ENTERPRISES     660 Madison Avenue, 18th
INC.            Floor
                New York, New York  10021
                Attention:  Eldad Gal
                Facsimile:  (212) 651-9010
                Telephone:  (212) 651-9008
                Residence:  British Virgin
                Islands

CRANSHIRE       c/o Downsview Capital, Inc.      100,000          15,000        $1,100,000
CAPITAL L.P.    The General Partner
                666 Dundee Road, Suite 1901
                Northbrook, IL  60062
                Attention:  Mitchell P.
                Kopin
                Facsimile:  (847)
                562-9031
                Telephone:  (847)
                562-9030
                Residence: Illinois

VERTICAL        c/o Vertical Ventures, LLC        50,000           7,500        $  550,000
VENTURES, LLC   900 Third Avenue, 26th Floor
                New York, New York  10022
                Facsimile No.: (646)
                               274-1728

                Telephone No.: (212)
                               974-3070
                Attention: Joshua Silverman
                Residence: New York

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      (1)                      (2)                   (3)             (4)            (5)                     (6)
                                                                  NUMBER OF
                                                  NUMBER OF       ADDITIONAL                      LEGAL REPRESENTATIVE'S
                     ADDRESS AND FACSIMILE         COMMON         INVESTMENT                       ADDRESS AND FACSIMILE
     BUYER                  NUMBER                 SHARES        RIGHT SHARES   PURCHASE PRICE             NUMBER
---------------------------------------------------------------------------------------------------------------------------
OMICRON MASTER    c/o Omicron Capital              100,000          15,000        $1,100,000
TRUST             810 Seventh Avenue
                  39th Floor
                  New York, New York 10019
                  Attention: Brian Daly
                  Facsimile: (212) 803-5263
                  Telephone: (212) 803-5269

PORTSIDE GROWTH   c/o Ramius Capital               200,000          30,000        $2,200,000
AND OPPORTUNITY   Group, L.L.C.
FUND              666 Third Avenue, 26th
                  Floor
                  New York, New York 10006
                  Attention:  Jeffrey Solomon
                              Jeffrey Smith
                  Facsimile: (212) 845-7999
                  Telephone :(212) 845-7917
                  Residence:  Cayman Islands

SUNRISE EQUITY    c/o Sunrise Securities Corp.     175,000          26,250        $1,925,000
PARTNERS, LP      641 Lexington Avenue, 25th
                  Floor
                  New York, NY 10022
                  Attention:  Marilyn Adler
                  Facsimile:  (212) 750-7277
                  Telephone:  (212) 421-1616
                  Residence:  Delaware

SUNRISE           c/o Sunrise Securities Corp.     100,000          15,000        $1,100,000
SECURITIES CORP.  641 Lexington Avenue, 25th
                  Floor
                  New York, NY 10022
                  Attention:  Marcia Kucher
                  Facsimile:  (212) 750-7277
                  Telephone:  (212) 421-1616
                  Residence:  New York

LANGLEY           c/o Langley Capital, LLC          75,000          11,250        $  825,000
PARTNERS, L.P.    535 Madison Avenue, 7th Floor
                  New York, NY 10022
                  Attention:  Jeffrey Thorp
                  Facsimile:  (212) 208-2971
                  Telephone:  (212) 850-7528
                  Residence:  Delaware

PAUL SCHARFER     265 East 66th Street              20,000           3,000        $  220,000
                  New York, NY 10021
                  Facsimile: (212) 772-0255
                  Telephone: (212) 772-0255
                  Residence: New York

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                       FORM OF ADDITIONAL INVESTMENT RIGHT

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (II) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OR QUALIFICATION UNDER SAID ACT OR (III) SUCH TRANSFER BEING MADE PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                           DUSA PHARMACEUTICALS, INC.

                           ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No.: __________
Number of Shares: _____________
Date of Issuance: March 1, 2004 ("ISSUANCE DATE")

DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, [SMITHFIELD FIDUCIARY LLC][OTHERS] or its permitted assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, but not after 11:59 p.m., New York City time, on the Expiration Date (as defined below), ______________ (_____________)(1) fully paid nonassessable shares of Common Stock (as defined below) (the "ADDITIONAL INVESTMENT RIGHT SHARES"). Except as otherwise defined herein, capitalized terms in this Additional Investment Right shall have the meanings set forth in Section 15. This Additional Investment Right (including all Additional Investment Rights issued

--------------
(1) Insert number equal to 15% of the Common Shares purchased by the holder on the Closing Date.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in exchange, transfer or replacement hereof, the "ADDITIONAL INVESTMENT RIGHTS") is one of the Additional Investment Rights (the "SPA ADDITIONAL INVESTMENT RIGHTS") issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of February 27, 2004 (the "INITIAL ISSUANCE DATE"), among the Company and the purchasers (the "PURCHASERS") referred to therein (the "SECURITIES PURCHASE AGREEMENT").

                  1. EXERCISE OF ADDITIONAL INVESTMENT RIGHT.

                           a. Mechanics of Exercise. Subject to the terms and
conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Additional Investment Right may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"), of the Holder's election to exercise this Additional Investment Right, (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Additional Investment Right Shares as to which this Additional Investment Right is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds. The date the Exercise Notice and the Aggregate Exercise Price are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Additional Investment Right Shares shall have the same effect as cancellation of the original Additional Investment Right and issuance of a new Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice and the Aggregate Exercise Price to the Holder and the Company's transfer agent (the "TRANSFER AGENT"). On or before the third Business Day following the Exercise Date, the Company shall (X) issue and deliver to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise, or (Y) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Additional Investment Right Shares with respect to which this Additional Investment Right has been exercised, irrespective of the date of delivery of the certificates evidencing such Additional Investment Right Shares. Upon surrender of this Additional Investment Right to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of the Additional Investment Right and at its own expense, issue a new Additional Investment Right (in accordance with Section 7(d)) representing the right to purchase the number of Additional Investment Right Shares purchasable immediately prior to such exercise under this Additional Investment Right, less the number of Additional Investment Right Shares with respect to which this Additional Investment Right is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Additional Investment Right, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

which may be payable with respect to the issuance and delivery of Additional Investment Right Shares upon exercise of this Additional Investment Right.

                           b. Exercise Price. For purposes of this Additional
Investment Right, "EXERCISE PRICE" means $11.00, subject to adjustment as provided herein.

                           c. Company's Failure to Timely Deliver Shares Subject
to Section 1(f), if the Company shall fail for any reason or for no reason to issue to the Holder within ten (10) Business Days of the Exercise Date, a certificate for the number of shares of Common Stock to which the Holder is entitled or to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Additional Investment Right, the Company shall pay as additional damages in cash to the Holder on each day after such third Business Day that the issuance of such Common Stock is not timely effected an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day (as defined in the Securities Purchase Agreement) immediately preceding the last possible date which the Company could have issued such Common Stock to the Holder without violating Section 1(a).

                           d. Absolute and Unconditional Obligation. The
Company's obligations to issue and deliver Additional Investment Right Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder or any other Person. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Investment Right Shares upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

                           e. Disputes. In the case of a dispute as to the
determination of the Exercise Price or the arithmetic calculation of the Additional Investment Right Shares, the Company shall promptly issue to the Holder the number of Additional Investment Right Shares that are not disputed and resolve such dispute in accordance with Section 12.

                           f. Limitations on Exercises. The Company shall not
effect the exercise of this Additional Investment Right, and no Person (as defined below) who is the Holder shall have the right to exercise this Additional Investment Right, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 9.99% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Additional Investment Right with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Additional Investment Right beneficially owned by such Person and its affiliates and (ii) exercise

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Additional Investment Right, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the SPA Additional Investment Rights, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

                  2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF ADDITIONAL INVESTMENT RIGHT SHARES. The Exercise Price and the number of Additional Investment Right Shares shall be adjusted from time to time as follows:

                           a. Adjustment upon Subdivision or Combination of
Common Stock. If the Company at any time after the date of issuance of this Additional Investment Right subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Additional Investment Right Shares will be proportionately increased. If the Company at any time after the date of issuance of this Additional Investment Right combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Additional Investment Right Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           b. Other Events. If any event occurs of the type
contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Additional Investment Right Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Additional Investment Right Shares as otherwise determined pursuant to this
Section 2.

                  3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Additional Investment Right, then, in each such case:

                           a. any Exercise Price in effect immediately prior to
the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the Common Stock on the Trading Day immediately preceding such record date; and

                           b. the number of Additional Investment Right Shares
shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of common stock ("OTHER COMMON STOCK") of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Additional Investment Right Shares, the terms of which shall be identical to those of this Additional Investment Right, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the Holder pursuant to the Distribution had the holder exercised this Additional Investment Right immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Additional Investment Right was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Additional Investment Right Shares calculated in accordance with the first part of this paragraph (b).

                  4. PURCHASE RIGHTS; ORGANIC CHANGE.

                           a. Purchase Rights. In addition to any adjustments
pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           b. Organic Change. Any recapitalization,
reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance reasonably satisfactory to the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding) to deliver to the Holder in exchange for this Additional Investment Right, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Additional Investment Right and reasonably satisfactory to the Holder (including, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding) to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Additional Investment Right (without regard to any limitations on the exercise of this Additional Investment Right), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Additional Investment Right as of the date of such Organic Change (without regard to any limitations on the exercise of this Additional Investment Right).

                  5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, and will at all times in good faith carry out all the provisions of this Additional Investment Right and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Additional Investment Right above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Additional Investment

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Right, and (iii) will, so long as any of the SPA Additional Investment Rights are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the SPA Additional Investment Rights, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Additional Investment Rights then outstanding (without regard to any limitations on exercise).

                  6. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as the Holder, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Additional Investment Right be construed to confer upon the Holder, solely in such Person's capacity as a Holder, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Additional Investment Right Shares which such Person is then entitled to receive upon the due exercise of this Additional Investment Right. In addition, nothing contained in this Additional Investment Right shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Additional Investment Right or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

                  7. REISSUANCE OF ADDITIONAL INVESTMENT RIGHTS.

                           a. Transfer of Additional Investment Right. If this
Additional Investment Right is to be transferred, the holder shall surrender this Additional Investment Right to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Additional Investment Right (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Additional Investment Right Shares being transferred by the Holder and, if less then the total number of Additional Investment Right Shares then underlying this Additional Investment Right is being transferred, a new Additional Investment Right (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Additional Investment Right Shares not being transferred.

                           b. Lost, Stolen or Mutilated Additional Investment
Right. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Additional Investment Right, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Additional Investment Right, the Company shall execute and deliver to the Holder a new Additional Investment Right (in accordance with Section 7(d)) representing the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           c. Additional Investment Right Exchangeable for
Multiple Additional Investment Rights. This Additional Investment Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Additional Investment Right or Additional Investment Rights (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Additional Investment Right Shares then underlying this Additional Investment Right, and each such new Additional Investment Right will represent the right to purchase such portion of such Additional Investment Right Shares as is designated by the Holder at the time of such surrender; provided, however, that no Additional Investment Rights for fractional shares of Common Stock shall be given.

                           d. Issuance of New Additional Investment Rights.
Whenever the Company is required to issue a new Additional Investment Right pursuant to the terms of this Additional Investment Right, such new Additional Investment Right (i) shall be of like tenor with this Additional Investment Right, (ii) shall represent, as indicated on the face of such new Additional Investment Right, the right to purchase the Additional Investment Right Shares then underlying this Additional Investment Right (or in the case of a new Additional Investment Right being issued pursuant to Section 7(a) or Section 7(c), the Additional Investment Right Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Additional Investment Rights issued in connection with such issuance, does not exceed the number of Additional Investment Right Shares then underlying this Additional Investment Right), (iii) shall have an issuance date, as indicated on the face of such new Additional Investment Right which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Additional Investment Right.

                  8. NOTICES. Whenever notice is required to be given under this Additional Investment Right, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Additional Investment Right, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and
(ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

                  9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Additional Investment Right may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Additional Investment Rights representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Additional Investment Rights then outstanding; provided that no such action may increase the exercise price of any SPA Additional Investment Right or decrease the number of shares or class of stock obtainable upon exercise of any SPA Additional Investment Right

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

without the written consent of the holder of this Additional Investment Right. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Additional Investment Rights then outstanding.

                  10. GOVERNING LAW. This Additional Investment Right shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Additional Investment Right shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                  11. CONSTRUCTION; HEADINGS. This Additional Investment Right shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Additional Investment Right are for convenience of reference and shall not form part of, or affect the interpretation of, this Additional Investment Right.

                  12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Additional Investment Right Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Additional Investment Right Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Additional Investment Right Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

                  13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Additional Investment Right shall be cumulative and in addition to all other remedies available under this Additional Investment Right, the Securities Purchase Agreement and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Additional Investment Right. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  14. TRANSFER. This Additional Investment Right may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

                  15. CERTAIN DEFINITIONS. For purposes of this Additional Investment Right, the following terms shall have the following meanings:

                           a. "BLOOMBERG" means Bloomberg Financial Markets.

                           b. "BUSINESS DAY" means any day other than Saturday,
Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                           c. "CLOSING BID PRICE" and "CLOSING SALE PRICE"
means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                           d. "COMMON STOCK" means (i) the Company's common
stock, no par value and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                           e. "CONVERTIBLE SECURITIES" means any stock or
securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

                           f. "EXPIRATION DATE" means the date that is thirty
(30) Trading Days following, but not including, the Issuance Date.

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           g. "OPTIONS" means any rights, warrants or options to
subscribe for or purchase Common Stock or Convertible Securities.

                           h. "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                           i. "PRINCIPAL MARKET" means the Nasdaq National
Market.

                           j. "REGISTRATION RIGHTS AGREEMENT" means that certain
registration rights agreement dated the Initial Issuance Date by and among the Company and the Purchasers.

                           k. "TRADING DAY" means any day on which the Common
Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York City Time).

                            [SIGNATURE PAGE FOLLOWS]

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed as of the Issuance Date set out above.

                                    DUSA PHARMACEUTICALS, INC.

                                    By:
                                        Name:
                                        Title:

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                                 EXERCISE NOTICE

            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                           ADDITIONAL INVESTMENT RIGHT

                           DUSA PHARMACEUTICALS, INC.

To:      DUSA Pharmaceuticals, Inc.

         The undersigned is the holder of Additional Investment Right No. _____ (the "ADDITIONAL INVESTMENT RIGHT") issued by DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Additional Investment Right.

         1. The Additional Investment Right is currently exercisable to purchase a total of ____________ Additional Investment Right Shares.

         2. The undersigned holder hereby exercises its right to purchase ______________ Additional Investment Right Shares pursuant to the Additional Investment Right.

         3. The holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Additional Investment Right.

         4. Pursuant to this exercise, the Company shall deliver to the holder __________ Additional Investment Right Shares in accordance with the terms of the Additional Investment Right.

         5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ________________ Additional Investment Right Shares.

         Please issue the Additional Investment Right Shares in the following name and to the following address:

         Issue to: _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

         Account Number: _______________________________________________________
                    (if electronic book entry transfer)

         DTC Participant Number: _______________________________________________
                    (if electronic book entry transfer)

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Date: _______________ __, ______

________________________________
Name of Registered Holder

By:
     Name:
     Title:

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 ACKNOWLEDGMENT

         The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer and Trust to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February 27, 2004 from the Company and acknowledged and agreed to by American Stock Transfer and Trust.

                                        DUSA PHARMACEUTICALS, INC.

                                        By:
                                            Name:
                                            Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                               FORM OF ASSIGNMENT

 [To be completed and signed only upon transfer of Additional Investment Right]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase ____________ shares of Common Stock of DUSA Pharmaceuticals, Inc. to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of DUSA Pharmaceuticals, Inc. with full power of substitution in the premises.

Dated: __________ , ________

                                    ____________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

                                    ____________________________________________
                                    Address of Transferee

                                    ____________________________________________

                                    ____________________________________________

In the presence of:

_______________________

[ c.i.] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of February 27, 2004, by and among DUSA Pharmaceuticals, Inc., a New Jersey corporation, with headquarters located at 25 Upton Drive, Wilmington, Massachusetts 01887 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto as Exhibit A (each, a "BUYER" and collectively, the "BUYERS").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell on the date hereof to each Buyer (i) shares (the "COMMON SHARES") of the Company's common stock, no par value (the "COMMON STOCK"), and (ii) certain additional investment rights (the "ADDITIONAL INVESTMENT RIGHTS") which will be exercisable to purchase additional shares of Common Stock (as exercised, the "ADDITIONAL INVESTMENT RIGHT SHARES") in accordance with the terms of the Additional Investment Rights.

                  B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

                  1. Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                           a. "BUSINESS DAY" means any day other than Saturday,
Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                           b. "EFFECTIVE DATE" means the date that the
Registration Statement is first declared effective by the SEC.

                           c. "INVESTOR" means: (i) a Buyer, (ii) the Placement
Agent, and (iii) any transferee or assignee thereof to whom a Buyer or the Placement Agent assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           d. "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and governmental or any department or agency thereof.

                           e. "REGISTER," "REGISTERED," and "REGISTRATION" refer
to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

                           f. "REGISTRABLE SECURITIES" means: (i) the Common
Shares, (ii) the Additional Investment Right Shares issued or issuable upon exercise of the Additional Investment Rights, (iii) the shares of Common Stock issued to the Placement Agent as commission in accordance with the Placement Agent Securities Agreement (the "COMMISSION SHARES"), and (iv) any shares of capital stock issued or issuable with respect to the Common Shares, the Additional Investment Right Shares, the Additional Investment Rights or Commission Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

                           g. "REGISTRATION STATEMENT" means a registration
statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                           h. "RULE 415" means Rule 415 under the 1933 Act or
any successor rule providing for offering securities on a continuous or delayed basis.

                           i. "SEC" means the United States Securities and
Exchange Commission.

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                  2. Registration.

                           a. Mandatory Registration. The Company shall prepare,
and, as soon as practicable but in no event later than 30 days after the Closing Date (as defined in the Securities Purchase Agreement) (the "FILING DEADLINE"), file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the number of Registrable Securities as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e), and shall contain the "Selling Securityholders" section and "Plan of Distribution" attached hereto as Annex I. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is (i) in the event that the Registration Statement is not subject to a full review by the SEC, 90 days after the Closing Date, or (ii) in the event that the Registration Statement is subject to a full review by the SEC, 150 days after the Closing Date (the "EFFECTIVENESS DEADLINE").

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           b. Allocation of Registrable Securities. The initial
number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein pursuant to
Section 2(e) shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Investors holding at least a majority of the Registrable Securities.

                           c. Legal Counsel. Subject to Section 5 hereof, the
Buyers holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

                           d. Ineligibility for Form S-3. In the event that Form
S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                           e. Sufficient Number of Shares Registered. In the
event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the Company becomes aware of the necessity therefor. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under such Registration Statement is less than the number of Registrable Securities. The

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Additional Investment Rights and such calculation shall assume that the Additional Investment Rights are then exercisable into shares of Common Stock.

                           f. Effect of Failure to File and Obtain and Maintain
Effectiveness of Registration Statement. If prior to the date as of which the Investors may sell all of the Registrable Securities covered by a Registration Statement without restriction pursuant to Rule 144(k) (or the successor thereto) promulgated under the 1933 Act, (i) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a "FILING FAILURE") or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an "EFFECTIVENESS FAILURE") or
(ii) on any day after the Effective Date sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r) below)) pursuant to such Registration Statement (including, without limitation, because of a failure: (A) to keep such Registration Statement effective, (B) to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, or (C) to register sufficient shares of Common Stock or to have the Common Stock listed or quoted, or not suspended, on the Principal Market (as defined in the Securities Purchase Agreement))(a "MAINTENANCE FAILURE"), or (iii) the exercise rights of the holders pursuant to the Additional Investment Rights are suspended or not honored for any reason (the foregoing, an "AIR EXERCISABILITY FAILURE"), then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration
Statement: (1) on each of the day of a Filing Failure, an Effectiveness Failure, a Maintenance Failure or a AIR Exercisability Failure, as the case may be, an amount in cash equal to the product of: (i) the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Registrable Securities included in such Registration Statement multiplied by
(ii) 0.01, and (2) on the earlier of the last day of each 30 day period after a Filing Failure, an Effectiveness Failure, a Maintenance Failure or a AIR Exercisability Failure, as the case may be, or on the third Business Day after any such Filing Failure, Effectiveness Failure, Maintenance Failure or AIR Exercisability Failure is cured, an amount in cash equal to the product of (i) the aggregate Purchase Price of such Investor's Registrable Securities included in such Registration Statement included in such Registration Statement multiplied by (ii) 0.01 (prorated for partial months). If the Company fails to make any payments pursuant to this Section 2(f) in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

                  3. Related Obligations.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                           a. The Company shall submit to the SEC, within two
(2) Business Days after the Company learns that no review of a particular Registration Statement will be made by

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

                           b. The Company shall prepare and file with the SEC
such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

                           c. The Company shall: (i) permit Legal Counsel to
review and comment upon: (A) a Registration Statement at least two (2) Business Days prior to its filing with the SEC, and (B) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (ii) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld; provided, however, that in the event such approval is not received by the intended filing date, the Company shall not be responsible for any penalties accruing pursuant to Section 2(f) as a result of the failure to give such approval. The Company shall furnish to Legal Counsel, without charge: (1) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (2) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, and all exhibits, and (3) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                           d. The Company shall furnish to each Investor whose
Registrable Securities are included in any Registration Statement, without charge: (i) promptly after the same is prepared and filed with the SEC, and if requested by an Investor and not otherwise available on the EDGAR system, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                           e. The Company shall use its reasonable best efforts
to: (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to: (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                           f. The Company shall notify Legal Counsel and each
Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of the prospectus contained in such supplement or amendment to Legal

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel, and each Investor in writing: (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor for whom the Company has current contact information, by facsimile on the same day of such effectiveness and by regular mail) (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                           g. The Company shall use its reasonable best efforts
to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                           h. If any Investor is required under applicable
securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                           i. Upon the written request of any Investor in
connection with any Investor's due diligence requirements, if any, the Company shall make available for inspection by: (i) any Investor, (ii) Legal Counsel, and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless: (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

required or is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                           j. The Company shall hold in confidence and not make
any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                           k. The Company shall use its reasonable best efforts
either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by a Registration Statement on the Nasdaq National Market, or
(iii) if, despite the Company's reasonable best efforts to satisfy the preceding subclause (i) or (ii), the Company is unsuccessful in satisfying the preceding subclause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                           l. The Company shall cooperate with the Investors who
hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                           m. If requested by an Investor, the Company shall:
(i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (ii)

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

                           n. The Company shall use its reasonable best efforts
to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                           o. The Company shall make generally available to its
security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

                           p. The Company shall otherwise use its reasonable
best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                           q. Within two (2) Business Days after a Registration
Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                           r. Notwithstanding anything to the contrary herein,
at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly
(i) notify the Investors in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(r)(provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in subclause
(i) and shall end on and include the later of: (A) the date the Investors receive the notice referred to in subclause (ii), or (B) the date referred to in such notice. The provisions of Section 2(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, so long as such transfer was made in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

                  4. Obligations of the Investors.

                           a. At least seven (7) Business Days prior to the
first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the filing and effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                           b. Each Investor, by such Investor's acceptance of
the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                           c. Each Investor agrees that, upon receipt of any
notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, so long as such transfer was made in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

                           d. Each Investor covenants and agrees that it will
comply with any applicable prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  5. Expenses of Registration.

                  All reasonable expenses, other than underwriting discounts and selling commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company also shall reimburse the Investors for fees and disbursements of Legal Counsel in connection with registration filing or qualification pursuant to Sections 2 and 3 of this Agreement, provided that the Company shall only be required to reimburse the Investors for an amount up to or equal to $5,000.

                  6. Indemnification.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           a. To the fullest extent permitted by law, the
Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "INDEMNIFIED DAMAGES"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (collectively, "CLAIMS"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

herein, the indemnification agreement contained in this Section 6(a) and the agreement with respect to contribution contained in Section 7: (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d), (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d), (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d), and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                           b. In connection with any Registration Statement in
which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim for Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that an Investor shall be liable under this Section 6(b) for only that amount of Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                           c. Promptly after receipt by an Indemnified Person or
Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnified Person or the Indemnified Party, as the case may be, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           d. The indemnification required by this Section 6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                           e. The indemnity agreements contained herein shall be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  7. Contribution.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                  8. Reports Under the 1934 Act.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                           a. make and keep public information available, as
those terms are understood and defined in Rule 144;

                           b. file with the SEC in a timely manner all reports
and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                           c. furnish to each Investor so long as such Investor
owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, if not otherwise available on EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  9. Assignment of Registration Rights.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(iv) at or before the time the Company receives the written notice contemplated by subclause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

                  10. Amendment of Registration Rights.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective unless it applies to all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                  11. Miscellaneous.

                           a. A Person is deemed to be a holder of Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

                           b. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same, assuming written confirmation from such overnight delivery service has been received. The addresses and facsimile numbers for such communications shall be:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                           If to the Company:

                                    DUSA Pharmaceuticals, Inc.
                                    25 Upton Drive
                                    Wilmington, Massachusetts  01887
                                    Telephone: (978) 657-7500
                                    Facsimile: (978) 657-9193
                                    Attention: President and CEO

                           with a copy to:

                                    Reed Smith LLP
                                    Princeton Forrestal Village
                                    136 Main Street
                                    Princeton, New Jersey 08543
                                    Telephone: (609) 514-8543
                                    Facsimile: (609) 951-0824
                                    Attention: Nanette W. Mantell, Esq.

                           If to Legal Counsel:

                                    Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, New York  10022
                                    Telephone: (212) 756-2000
                                    Facsimile: (212) 593-5955
                                    Attention: Eleazer Klein, Esq.

If to an Investor, to its address and facsimile number set forth on the Schedule of Buyers attached hereto or as otherwise provided to the Company upon any transfer pursuant to Section 9 of this Agreement, with copies to such Investor's representatives as set forth on the Schedule of Buyers or otherwise provided to the Company, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt: (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with subclause
(i), (ii) or (iii) above, respectively.

                           c. Failure of any party to exercise any right or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                           d. All questions concerning the construction,
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non- exclusive jurisdiction of the state and federal courts sitting The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           e. This Agreement, the Securities Purchase Agreement
and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                           f. Subject to the requirements of Section 9, this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                           g. The headings in this Agreement are for convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

                           h. This Agreement may be executed in identical
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           i. Each party shall do and perform, or cause to be
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           j. All consents and other determinations required to
be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Registrable Securities.

                           k. The language used in this Agreement will be deemed
to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                           l. This Agreement is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

DUSA PHARMACEUTICALS, INC.

By: _______________________
    Name: D. Geoffrey Shulman
    Title: President and Chief Executive Officer

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

SMITHFIELD FIDUCIARY LLC

By: _______________________
    Name: Adam J. Chill
    Title: Authorized Signatory

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

MAINFIELD ENTERPRISES INC.

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

CRANSHIRE CAPITAL L.P.

By: _______________________
    Name: Mitchell P. Kopin
    Title: President-Downsview Capital, Inc., The General Partner

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

VERTICAL VENTURES, LLC

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

OMICRON MASTER TRUST

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

PORTSIDE GROWTH AND OPPORTUNITY FUND

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

SUNRISE EQUITY PARTNERS, LP

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

SUNRISE SECURITIES CORP.

By: _______________________
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

LANGLEY PARTNERS, L.P.

By: _______________________
    Name: Jeffrey Thorp
    Title: Managing Member of Langley Capital, LLC, its General Partner

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

___________________________
    PAUL SCHARFER

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                               SCHEDULE OF BUYERS

                                           BUYER ADDRESS                       BUYER'S REPRESENTATIVE'S ADDRESS
         BUYER                          AND FACSIMILE NUMBER                        AND FACSIMILE NUMBER
         -----                          --------------------                        --------------------
SMITHFIELD FIDUCIARY LLC             c/o Highbridge Capital Management, LLC       Schulte Roth & Zabel LLP
                                     9 West 57th Street, 27th Floor               919 Third Avenue
                                     New York, New York  10019                    New York, New York 10022
                                     Attention: Ari J. Storch                     Attn: Eleazer Klein, Esq.
                                                Adam J. Chill                     Facsimile: (212) 593-5955
                                     Facsimile: (212) 751-0755                    Telephone: (212) 756-2000
                                     Telephone: (212) 287-4720

MAINFIELD ENTERPRISES INC.           c/o Sage Capital Growth, Inc.
                                     660 Madison Avenue, 18th Floor
                                     New York, New York  10021
                                     Attention: Eldad Gal
                                     Facsimile: (212) 651-9010
                                     Telephone: (212) 651-9008

CRANSHIRE CAPITAL L.P.               c/o Downsview Capital, Inc.
                                     The General Partner
                                     666 Dundee Road, Suite 1901
                                     Northbrook, IL  60062
                                     Attention: Mitchell P. Kopin
                                     Facsimile: (847) 562-9031
                                     Telephone: (847) 562-9030

VERTICAL VENTURES, LLC               c/o Vertical Ventures, LLC
                                     900 Third Avenue, 26th Floor
                                     New York, New York  10022
                                     Facsimile No.: (646) 274-1728
                                     Telephone No.: (212) 974-3070
                                     Attention:  Joshua Silverman

OMICRON MASTER TRUST                 c/o Omicron Capital
                                     810 Seventh Avenue
                                     39th Floor
                                     New York, New York 10019
                                     Attention: Brian Daly
                                     Facsimile: (212) 803-5263
                                     Telephone: (212) 803-5269

PORTSIDE GROWTH AND OPPORTUNITY      c/o Ramius Capital Group, L.L.C.
FUND                                 666 Third Avenue, 26th Floor
                                     New York, New York 10006
                                     Attention: Jeffrey Solomon
                                                Jeffrey Smith
                                     Facsimile: (212) 845-7999
                                     Telephone : (212) 845-7917

SUNRISE EQUITY PARTNERS, LP          c/o Sunrise Securities Corp.
                                     641 Lexington Avenue, 25th Floor
                                     New York, NY 10022
                                     Attention: Marilyn Adler
                                     Facsimile: (212) 750-7277
                                     Telephone: (212) 421-1616

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SUNRISE SECURITIES CORP.             c/o Sunrise Securities Corp.
                                     641 Lexington Avenue, 25th Floor
                                     New York, NY 10022
                                     Attention: Marcia Kucher
                                     Facsimile: (212) 750-7277
                                     Telephone: (212) 421-1616

LANGLEY PARTNERS, L.P.               c/o Langley Capital, LLC
                                     535 Madison Avenue, 7th Floor
                                     New York, NY 10022
                                     Attention: Jeffrey Thorp
                                     Facsimile: (212) 208-2971
                                     Telephone: (212) 850-7528

PAUL SCHARFER                        265 East 66th Street
                                     New York, NY 10021
                                     Facsimile: (212) 772-0255
                                     Telephone: (212) 772-0255

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

American Stock Transfer and Trust
Attn:  Donna Ansbro

                  Re: DUSA Pharmaceuticals, Inc.

Ladies and Gentlemen:

                  We are counsel to DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of February 27, 2004 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders its shares of the Company's Common Stock, no par value (the "COMMON STOCK") and additional investment rights exercisable for shares of Common Stock (the "ADDITIONAL INVESTMENT RIGHTS"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Additional Investment Rights under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2004, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                  This letter shall serve as our standing notice to you that the Common Stock are, as of this date, freely transferable by the Holders pursuant to the Registration Statement. Unless you receive separate notice or instructions from us following the date hereof and preceding a request by a Holder for a legend-free certificate or reissue thereof, you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated February 27, 2004. This letter shall serve as our standing opinion with regard to this matter.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                              Very truly yours,

                                              [ISSUER'S COUNSEL]
                                              By: ______________________________

CC: [LIST NAMES OF HOLDERS]

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                     ANNEX I
                             SELLING SECURITYHOLDERS

         The shares of common stock being offered by the selling securityholders were issued pursuant to a Securities Purchase Agreement, dated as of February 27, 2004, and are issuable upon exercise of additional investment rights, which were also issued pursuant to the Securities Purchase Agreement. For additional information regarding the issuance of these shares of common stock and the additional investment rights, see "Private Placement of Common Shares and Additional Investment Rights" above. We are registering the shares of common stock in order to permit the selling securityholders to offer the shares for resale from time to time. Except for the ownership of these shares of common stock and the additional investment rights, the selling securityholders have not had any material relationship with us within the past three years.

         The table below lists the selling securityholders and other information regarding the beneficial ownership of the common stock by each of the selling securityholders. The second column lists the number of shares of common stock beneficially owned by each selling securityholder, based on its ownership of the shares of common stock and the additional investment rights issued pursuant to the February 2004 private placement, as of ________ [ ], 2004, assuming exercise of all of the additional investment rights held by the selling securityholders on that date, without regard to any limitations on exercise.

         The third column lists the shares of common stock being offered by this prospectus by the selling securityholders.

         The fourth column assumes the sale of all of the shares of Common Stock offered by the selling securityholders pursuant to this prospectus.

         Under the terms of the additional investment rights, a selling securityholder may not exercise the additional investment rights, to the extent such exercise would cause such selling securityholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of the additional investment rights that have not been exercised. The number of shares in the second column does not reflect this limitation. The selling securityholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                    MAXIMUM NUMBER OF SHARES
                                          NUMBER OF SHARES OWNED     TO BE SOLD PURSUANT TO       NUMBER OF SHARES
NAME OF SELLING SECURITYHOLDER              PRIOR TO OFFERING)           THIS PROSPECTUS        OWNED AFTER OFFERING
------------------------------              ------------------           ---------------        --------------------
Smithfield Fiduciary LLC (1)                       [___]                      [___]                     [0]

Mainfield Enterprises Inc. (2)

Cranshire Capital L.P. (3)

Vertical Ventures, LLC (4)

Omicron Master Trust (5)

Portside Growth and Opportunity Fund (6)

Sunrise Equity Partners, LP (7)

Sunrise Securities Corp. (8)

Langley Partners, L.P. (9)

Paul Scharfer (10)                                 [___]                      [___]                     [0]

                  (1) Highbridge Capital Management, LLC ("Highbridge") is the trading manager of Smithfield Fiduciary LLC ("Smithfield") and consequently has voting control and investment discretion over the shares of common stock held by Smithfield. Glenn Dubin and Henry Swieca control Highbridge. Each of Highbridge and Messrs. Dubin and Swieca disclaims beneficial ownership of the shares held by Smithfield.

                  (2) Pursuant to an investment management agreement, Avi Vigder has voting discretion and investment control over the shares held by Mainfield Enterprises, Inc. Avi Vigder disclaims beneficial ownership of such shares.

                  (3) Mitchell P. Kopin is the president of Downsview Capital, Inc., the general partner of Cranshire Capital, L.P., and has sole voting control and investment discretion over securities held by Cranshire Capital, L.P.

                  (4) Joshua Silverman, a partner of Vertical Ventures, LLC has voting control and investment discretion over securities held by Vertical Ventures, LLC. Mr. Silverman disclaims beneficial ownership of the shares held by Vertical Ventures, LLC.

                  (5) Omicron Capital, L.P., a Delaware limited partnership ("Omicron Capital"), serves as investment manager to Omicron Master Trust, a trust formed under the laws

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of Bermuda ("Omicron"), Omicron Capital, Inc., a Delaware corporation ("OCI"), serves as general partner of Omicron Capital, and Winchester Global Trust Company Limited ("Winchester") serves as the trustee of Omicron. By reason of such relationships, Omicron Capital and OCI may be deemed to share dispositive power over the shares of our common stock owned by Omicron, and Winchester may be deemed to share voting and dispositive power over the shares of our common stock owned by Omicron. Omicron Capital, OCI and Winchester disclaim beneficial ownership of such shares of our common stock. Omicron Capital has delegated authority from the board of directors of Winchester regarding the portfolio management decisions with respect to the shares of common stock owned by Omicron and, as of April 21, 2003, Mr. Olivier H. Morali and Mr. Bruce T. Bernstein, officers of OCI, have delegated authority from the board of directors of OCI regarding the portfolio management decisions of Omicron Capital with respect to the shares of common stock owned by Omicron. By reason of such delegated authority, Messrs. Morali and Bernstein may be deemed to share dispositive power over the shares of our common stock owned by Omicron. Messrs. Morali and Bernstein disclaim beneficial ownership of such shares of our common stock and neither of such persons has any legal right to maintain such delegated authority. No other person has sole or shared voting or dispositive power with respect to the shares of our common stock being offered by Omicron, as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended. Omicron and Winchester are not "affiliates" of one another, as that term is used for purposes of the Securities Exchange Act of 1934, as amended, or of any other person named in this prospectus as a selling stockholder. No person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, or the SEC's Regulation 13D-G) controls Omicron and Winchester.

                  (6) Ramius Capital Group, LLC ("Ramius Capital") is the investment adviser of Portside Growth & Opportunity Fund ("Portside") and consequently has voting control and investment discretion over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S& Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares.

                  (7)

                  (8)

                  (9)

                  (10)

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                              PLAN OF DISTRIBUTION

         The selling securityholders may, from time to time, sell any or all of their shares of common stock issued pursuant to the February 2004 private placement or upon exercise of the additional investment rights on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling securityholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-        privately negotiated transactions;

-        short sales;

- broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

-        a combination of any such methods of sale; and

-        any other method permitted pursuant to applicable law.

         The selling securityholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         The selling securityholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

         Broker-dealers engaged by the selling securityholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling securityholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling securityholder. The selling securityholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

         The selling securityholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling securityholders to

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

         The selling securityholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.

         The selling securityholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling securityholders have advised us that they have acquired their securities in the ordinary course of business and they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling securityholder. If we are notified by any selling securityholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling securityholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

         We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling securityholders.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT D

                           TRANSFER AGENT INSTRUCTIONS

                           DUSA PHARMACEUTICALS, INC.

                                February 27, 2004

American Stock Transfer and Trust
59 Maiden Lane
New York, NY 10038
Attention: Donna Ansbro

Ladies and Gentlemen:

                  Reference is made to that certain Securities Purchase Agreement, dated as of February 27, 2004 (the "AGREEMENT"), by and among DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"), and the investors named on the Schedule of Buyers attached thereto (collectively, the "HOLDERS"), pursuant to which the Company is issuing to the Holders shares (the "Common Shares") of Common Stock of the Company, no par value (the "COMMON STOCK"), and additional investment rights (the "ADDITIONAL INVESTMENT RIGHTS"), which are exercisable into shares of Common Stock.

                  This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time):

                  (i) to issue shares of Common Stock upon transfer or resale of the Common Shares; and

                  (ii) to issue shares of Common Stock upon the exercise of the Additional Investment Rights (the "ADDITIONAL INVESTMENT RIGHT SHARES") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as
Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

                  You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company outside legal counsel that either (i) a registration statement covering resales of the Common Shares and the Additional Investment Right Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), or (ii) sales of the Common Shares and the Additional Investment Right Shares may be made in conformity with Rule 144 under the 1933 Act and (b) if applicable, a copy of such registration statement, then within two (2) business days of your receipt of the Exercise Notice, you shall issue the certificates representing the Common Shares and the Additional Investment Right Shares, and such certificates shall not bear any

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

legend restricting transfer of the Common Shares and the Additional Investment Right Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Common Shares and the Additional Investment Right Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then, the certificates for such Common Shares and Additional Investment Right Shares shall bear the following legend:

                           [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF
                           (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                  A form of written confirmation from the Company's outside legal counsel that a registration statement covering resales of the Common Shares and the Additional Investment Right Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

                  Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                  Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at 416-363-5059.

                                   Very truly yours,

                                   DUSA PHARMACEUTICALS, INC

                                   By: ___________________________
                                       Name: D. Geoffrey Shulman
                                       Title: President and CEO

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this 1st day of March 2004

AMERICAN STOCK TRANSFER AND TRUST

By: _______________________
      Name: _______________
      Title: ______________

Enclosures

cc:    Smithfield Fiduciary LLC
       Mainfield Enterprises Inc.
       Cranshire Capital L.P.
       Vertical Ventures, LLC
       Omicron Master Trust
       Portside Growth and Opportunity Fund
       Sunrise Equity Partners, LP
       Sunrise Securities Corp.
       Langley Partners, L.P.
       Paul Scharfer
       Eleazer N. Klein, Esq.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT I

                                 EXERCISE NOTICE

            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                           ADDITIONAL INVESTMENT RIGHT

                           DUSA PHARMACEUTICALS, INC.

To:      DUSA Pharmaceuticals, Inc.

         The undersigned is the holder of Additional Investment Right No. _____ (the "ADDITIONAL INVESTMENT RIGHT") issued by DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Additional Investment Right.

         1. The Additional Investment Right is currently exercisable to purchase a total of ____________ Additional Investment Right Shares.

         2. The undersigned holder hereby exercises its right to purchase ______________ Additional Investment Right Shares pursuant to the Additional Investment Right.

         3. The holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Additional Investment Right.

         4. Pursuant to this exercise, the Company shall deliver to the holder __________ Additional Investment Right Shares in accordance with the terms of the Additional Investment Right.

         5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ________________ Additional Investment Right Shares.

         Please issue the Additional Investment Right Shares in the following name and to the following address:

         Issue to: _____________________________________________________________
                   _____________________________________________________________
                   _____________________________________________________________

         Account Number: _______________________________________________________
                 (if electronic book entry transfer)

         DTC Participant Number: _______________________________________________
                 (if electronic book entry transfer)

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Date: _______________ __, ______

________________________________
Name of Registered Holder

By:
    Name:
    Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 ACKNOWLEDGMENT

         The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer and Trust to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February 27, 2004 from the Company and acknowledged and agreed to by American Stock Transfer and Trust.

                                        DUSA PHARMACEUTICALS, INC.

                                        By: __________________________
                                            Name:
                                            Title:

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT II

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

American Stock Transfer and Trust
Attn: Donna Ansbro

                  Re:      DUSA Pharmaceuticals, Inc.

Ladies and Gentlemen:

                  We are counsel to DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of February 27, 2004 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders its shares of the Company's Common Stock, no par value (the "COMMON STOCK") and additional investment rights exercisable for shares of Common Stock (the "ADDITIONAL INVESTMENT RIGHTS"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Additional Investment Rights under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2004, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                  This letter shall serve as our standing notice to you that the Common Stock are, as of this date, freely transferable by the Holders pursuant to the Registration Statement. Unless you receive separate notice or instructions from us following the date hereof and preceding a request by a Holder for a legend-free certificate or reissue thereof, you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated February 27, 2004. This letter shall serve as our standing opinion with regard to this matter.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                            Very truly yours,

                                            [ISSUER'S COUNSEL]
                                            By: ________________________________

CC: [LIST NAMES OF HOLDERS]

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT E

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power to own, lease and operate its properties and to conduct its business as presently conducted.

         2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents and to issue the Securities in accordance with the terms thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Securities) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or shareholders is required. Each of the Transaction Documents has been duly executed and delivered and, assuming due and effective authorization, execution and delivery by the Buyers, each of the Transaction Documents constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         3. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, does not and will not result in a violation of: (i) the Company's Certificate of Incorporation or By-Laws, (ii) any other agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound or affected that has been filed as an exhibit to the SEC Documents or (iii) any applicable law, rule or regulation of the United States, the Principal Market or the State of New Jersey.

         4. Subject to the accuracy as to factual matters of the Buyers' representations in Section 2 of the Securities Purchase Agreement, the offer, issuance and sale of the Securities pursuant to Regulation D in accordance with the Securities Purchase Agreement and the Additional Investment Rights, as applicable, will be exempt from registration under the 1933 Act. When so issued, and delivered to, and paid for by, the Buyers pursuant to the Securities Purchase Agreement and the Additional Investment Rights, as applicable, the Common Shares and the Additional Investment Right Shares will be duly authorized and validly issued, fully paid and nonassessable, and free of any all liens and charges and anti-dilutive, preemptive or similar rights contained in the Company's Certificate of Incorporation or By-Laws or any agreement, note, lease, mortgage deed or other instrument to which the Company is a party or by which the Company is bound that has been filed as an exhibit to the SEC Documents. The Additional Investment Right Shares have been duly and validly authorized and reserved for issuance by all proper corporate action.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

         5. Subject to the accuracy as to factual matters of the Buyers' representations in Section 2 of the Securities Purchase Agreement, no consent or authorization of, filing with, notice to or registration with, any federal or state governmental body, regulatory agency, self-regulatory organization or stock exchange or market is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents, except for: (i) the filing of a Form D pursuant to Regulation D under the 1933 Act, (ii) the filing, if required, of any notice with any state whose laws require such filing, (iii) the qualification of the Securities, if required, under other applicable state laws, (iv) the listing of the Common Shares and the Additional Investment Right Shares, as appropriate, on the Principal Market, and (v) the filing of a Registration Statement with the SEC.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT F

                            DUSA PHARMACEUTICALS INC.

                             SECRETARY'S CERTIFICATE

The undersigned hereby certifies that she is the duly elected, qualified and acting Secretary of DUSA Pharmaceuticals Inc., a New Jersey corporation (the "COMPANY"), and that as such she is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of February 27, 2004, by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the "SECURITIES PURCHASE AGREEMENT"), and further certifies in her official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

(i) Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on February 26, 2004. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

(ii) Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

(iii) Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iv) Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person's name below is such person's genuine signature.

         NAME                   POSITION                         SIGNATURE

         D. Geoffrey Shulman    President and Chief Executive
                                Officer                          _______________

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 1st day of March, 2004.

                                                        ________________________
                                                        Nanette W. Mantell
                                                        Secretary

I, Dr. D. Geoffrey Shulman, as President and Chief Executive Officer of the Company, hereby certify that Nanette W. Mantell is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is her true signature.

                                          ______________________________________
                                          D. Geoffrey Shulman, President and CEO

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A

                                   RESOLUTIONS

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                                     BYLAWS

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT G

                            DUSA PHARMACEUTICALS INC.
                              OFFICER'S CERTIFICATE

                  The undersigned, as President and Chief Executive Officer of DUSA Pharmaceuticals Inc., a New Jersey corporation (the "COMPANY"), pursuant to
Section 7(vii) of the Securities Purchase Agreement, dated as of February 27, 2004, by and among the Company and the investors identified on the Schedule of Buyers attached thereto (the "SECURITIES PURCHASE AGREEMENT"), hereby represents, warrants and certifies to the Buyers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

                  1. The representations and warranties made by the Company as set forth in Section 3 of the Securities Purchase Agreement are true and correct as of the date hereof (except for representations and warranties that speak as of a specific date).

                  2. The Company has, in all material respects, performed, satisfied or complied with all covenants, agreements and conditions required by the Securities Purchase Agreement to be performed, satisfied or complied with by it at or prior to the date hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this certificate this 1st day of March, 2004.

                                        ______________________________
                                        D. Geoffrey Shulman,
                                        President and Chief Executive Officer

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 3(a)
                   SUBSIDIARIES OF DUSA PHARMACEUTICALS, INC.

1. DUSA Pharmaceuticals New York, Inc.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 3(k)
                           ABSENCE OF CERTAIN CHANGES

1. In a Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 2, 2004, the Company reported that it had recently been served with a complaint filed on December 4, 2003, in the State of Michigan Circuit Court for the County of Oakland alleging that DUSA's BLU-U(R) caused the plaintiff to suffer a seizure during the performance of her duties as an office assistant. The complaint names Berlex Laboratories, Inc. as another defendant.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 3(q)
                                 CAPITALIZATION

1. On September 27, 2002, the Company adopted a shareholder rights plan (the "Rights Plan") at a special meeting of the Board of Directors. The Rights Plan provides for the distribution of one right as a dividend for each outstanding share of common stock of the Company to holders of record as of October 10, 2002. Each right entitles the registered holder to purchase one one-thousandths of a share of preferred stock at an exercise price of $37.00 per right. The rights will be exercisable subsequent to the date that a person or group either has acquired, obtained the right to acquire, or commences or discloses an intention to commence a tender offer to acquire, 15% or more of the Company's outstanding common stock (or 20% of the outstanding common stock in the case of a shareholder or group who beneficially held in excess of 15% at the record date), or if a person or group is declared an Adverse Person, as such term is defined in the Rights Plan.

         The rights may be redeemed by the Company at a redemption price of one one-hundredth of a cent per right until ten days following the date the person or group acquires, or discloses an intention to acquire, 15% or 20% or more, as the case may be, of the Company, or until such later date as may be determined by the Board. Under the Rights Plan, if a person or group acquires the threshold amount of common stock, all holders of rights (other than the acquiring shareholder) may, upon payment of the purchase price then in effect, purchase shares of common stock having a value of twice the purchase price. In the event that the Company is involved in a merger or other similar transaction where it is not the surviving corporation, all holders of rights (other than the acquiring shareholder) shall be entitled, upon payment of the purchase price then in effect, to purchase common stock of the surviving corporation having a value of twice the purchase price. The rights will expire on October 10, 2012, unless previously redeemed. The Board has adopted certain amendments to the Company's Certificate of Incorporation consistent with the terms of the Rights Plan. The Rights Plan could discourage, delay or prevent a person or group from acquiring 15% or more (or 20% or more in the case of certain parties) of our common stock, thereby limiting, perhaps, the ability of our shareholders to benefit from such a transaction.

2. The Company executed a consulting agreement, effective June 15, 2001, with Therapeutics, Inc. pursuant to which Company is obligated to pay to Therapeutics fifty thousand dollars ($50,000) or that number of shares equivalent to fifty thousand dollars ($50,000) as a private placement in June of each year.

3.       Financing schedules in connection with the Citizens Bank Loan (See
         Schedule 3(r)(i)).

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                SCHEDULE 3(r)(i)
                        INDEBTEDNESS AND OTHER CONTRACTS

1. In May 2002, DUSA entered into a secured term loan promissory note ("Note") with Citizens Bank of Massachusetts to fund the construction of its manufacturing facility and borrowed $1,900,000. The Note currently bears interest at a 360-day LIBOR-based rate of 2.755% through June 30, 2004. Based on the terms of the Note, at June 30th of each year DUSA can either continue to choose a LIBOR-based rate at that time, execute a one-time conversion to a fixed rate loan, or repay the loan balance. Approximately $3,000,000 of the Company's United States government securities are pledged as collateral to secure the loan. The terms of the Note require monthly principal and interest payments through its maturity in June 2009, unless the Company repays the loan balance at the annual renew.

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 3(s)
                                   LITIGATION

1. On page 10 of the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 13, 2003, the Company disclosed that it received notice on April 12, 2002, that one of the patents licensed to the Company by PARTEQ Research & Development Innovations, the technology transfer arm of Queen's University at Kingston, Ontario was challenged by PhotoCure ASA. PhotoCure ASA has filed a lawsuit in Australia alleging that Australian Patent No. 624985, which is one of the patents relating to the Company's 5-aminolevulinic acid technology, is invalid. As a consequence of this action, Queen's University has assigned the Australian patent to the Company so that DUSA may participate directly in this litigation. The Company has filed a response setting forth its defenses, in addition to a related countersuit alleging that certain activities of PhotoCure and its marketing partner, Galderma S.A., infringe the patent. The case is ongoing and the Company is unable to predict the outcome at this time. The Company believes that the final hearing in the Federal Court of Australia will occur in 2004.

2. In a Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 2, 2004, the Company reported that it had recently been served with a complaint filed on December 4, 2003, in the State of Michigan Circuit Court for the County of Oakland alleging that DUSA's BLU-U(R) caused the plaintiff to suffer a seizure during the performance of her duties as an office assistant. The complaint names Berlex Laboratories, Inc. as another defendant.

3.       [c.i.].

[ c.i. ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 3(w)
                              INTELLECTUAL PROPERTY

1. [c.i.].

2. Trademark Actions:

COUNTRY            MARK                           STATUS
Argentina         Kerastick         PENDING - OPPOSITION - seeking to end
                                    opposition.

Mexico            Levulan           OPPOSITION - pending.